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Mortgage Fund IVc 2015-RN1

For: Bayview Fund Management LLC

By: American Mortgage Consultants, Inc.

September 22, 2015

This report summarizes the process and findings of reviews performed by American Diligence,  LLC ("AMC") on mortgage loans sold to an affiliate of Bayview Fund Management LLC ("Client") from various transactions.

PROJECT SCOPE AND PROCEDURES

A.  Compliance Review

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act ("TILA"), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	Truth-in-Lending ("TIL") Disclosure (§§1026.17, 18 and 19):

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements.

(II)           Federal Real Estate Settlement Procedures Act ("RESPA"), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7):

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable;

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7):

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III)           Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06.

(IV)           The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations.

(V)           The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to "high-cost" loans, "covered" loans, "higher-priced" loans, "home" loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time.

(VI)           Federal and state specific late charge and prepayment penalty provisions.

(VII)                      Recording Review

AMC noted the presence of recorded documents, when available. AMC verified that documents in the file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section VII, AMC analyzed and captured data from the source documents identified in the Document Review below, as applicable.

(VIII)                      Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

•	Copy of note for any junior liens

•	Title/Preliminary Title

•	Initial TIL

•	Final TIL

•	Initial and final GFE's

•	Changed circumstance documentation

•	Final HUD-1

•	Right of Rescission Disclosure

•	Mortgage/Deed of Trust

•	Note

•	Mortgage Insurance

•	Tangible Net Benefit Disclosure

•	Subordination Agreement

•	FACTA disclosures

•	Notice of Special Flood Hazards

•	Certain other disclosures related to the enumerated tests set forth in section VII.

Please be advised that AMC did not make a determination as to whether the loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

REVIEW RESULTS AND DEAL NOTES – COMPLIANCE

A.           Type of assets that were reviewed

AMC Diligence, LLC ("AMC") performed due diligence services as described below on 176 mortgage loans. All of these mortgage loans were purchased by an affiliate of Bayview Fund Management LLC ("Client"), and were reviewed by AMC on behalf of such party (collectively the "Review"), in various bulk transactions during various periods in 2013, 2014, and 2015. The mortgage loans were originated by multiple originators and have origination dates spanning 19 years from 1994 through 2013. Mortgage loans were reviewed via files imaged and provided by various sellers or their designees for review.

B.           Sample Size

The Review was conducted on 176 mortgage loans (the "AMC Population") within a total securitization population that has been communicated to AMC by Client as being 2,427 loans (the "Securitization Population"); therefore AMC's review covers approximately 7.25% (by count) of the Securitization Population. The AMC Population covered an aggregate original principal balance of approximately $50.6 million.

C.           Sample Size Determination

The AMC Population is a subset of all mortgage loans in the securitization population. AMC does not know what percentage of total mortgage loans in the Securitization Population was reviewed by a third party due diligence provider and therefore we cannot comment as to the sufficiency of such sample as a percentage of the overall Securitization Population.

D.           Data Integrity

As part of the initial acquisition review, AMC compared certain data fields on the bid tapes provided by Client to the data found in the actual file as captured by AMC. Client has not asked AMC to provide the data integrity portion of our acquisition reviews for consideration in the securitization. A separate data integrity review may have been completed by Client for purpose of the securitization.

E.           Grading & Exceptions

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Utilizing the relevant Fitch and Morningstar grading criteria, within the AMC Population there were 80 mortgage loans with an "A" Compliance Grade, 47 with a "B" Compliance Grade, 36 with a "C" Compliance Grade, and 13 with a "D" Compliance Grade. .

For the 47 mortgage loans with a Compliance Grade of "B", the exceptions noted were generally either individually or a combination of TILA violations outside of the seasoning period as noted above, missing FACTA disclosures, prepay penalties outside of allowable state requirements where the penalty period had expired or other missing documents or RESPA violations that were not considered to be material or were outside the statute of limitations.

For the 36 mortgage loans with a Compliance Grade of "C", 33 had missing FHA mortgage insurance certificates which are required for the terms of the mortgage insurance in order to complete TILA testing and 3 loans had state compliance violations.

The 13 mortgage loans with a Compliance Grade of "D" were missing documents considered to be material for compliance testing. Of these violations, 6 loans were missing final HUD-1s or were incomplete files containing only legal documents. For these 6 loans, compliance testing could not be completed. In addition, 3 loans had what appeared to be a final HUD-1 but it was not signed or stamped by borrower or closing agent and therefore was not considered to be final, 3 loans had only an Estimated HUD-1 in file, and 1 loan was missing a copy of the subject lien mortgage. For these 7 loans, compliance testing was completed based upon the documentation provided but cannot be considered final due to missing or insufficient documentation.

FITCH AND MORNINGSTAR GRADING METHODOLOGY

NRSRO Grade	# of Loans	% of Loans (by count) in AMC Population
A	80	45.46%
B	47	26.70%
C	36	20.45%
D	13	7.39%

COMPLIANCE EXCEPTION SUMMARY

Exceptions	# of Loans	% of Loans (by count) in AMC Population
Missing FACTA Disclosure	44	25.00%
Missing FHA Mortgage Insurance Certificate or other MI Cert	38	21.59%
Finance charge not within tolerance	10	5.68%
Missing final HUD-1	10	5.68%
Missing evidence of title	5	2.84%
Missing RTC form	5	2.84%
Missing initial TIL	3	1.70%
Final TIL not signed by all vested parties	3	1.70%
Incomplete/Illegible copy of subject lien Note	3	1.70%
Prepay Penalty not allowed per state	3	1.70%
RESPA: Servicing Disclosure Statement not provided to borrower within 3 business days of application	3	1.70%
HUD-1 in file is estimated	2	1.14%
Incomplete file	2	1.14%
Incomplete/Illegible RTC in file	2	1.14%
Missing copy of subject lien Mortgage	2	1.14%
Missing final TIL	2	1.14%
OH Consumer Sales Practices Act violation	2	1.14%
RESPA (2010) violation	2	1.14%
RESPA: Affiliated Business Arrangement Disclosure not provided at or before GFE	2	1.14%
RESPA: GFE 10% tolerance exceeded	2	1.14%
RESPA: Reason for re-disclosed GFE is not documented	2	1.14%
3 day rescission period not provided	1	0.57%
APR not within tolerance	1	0.57%
Error on copy of subject lien mortgage	1	0.57%
Missing initial GFE	1	0.57%
RESPA: Borrower was not provided with special information booklet within 3 business days of application	1	0.57%
RESPA: Initial escrow account statement does not match charges on Final HUD-1	1	0.57%
RI Home Loan - not compliant	1	0.57%
State non-compliant loan (missing documentation) (MI)	1	0.57%